Consent of Independent Auditors



The Board of Directors of Aetna Life Insurance and Annuity Company and Contractholders of Aetna Variable Annuity Account B:


We consent to the incorporation by reference in this Post-Effective Amendment No. 9 to Registration Statement (File No. 33-75998) on Form N-4 our reports dated February 3, 1998 and February 27, 1998.


                                                         /s/

                                                         KPMG Peat Marwick LLP



Hartford, Connecticut
September 14, 1998